UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2013

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Coca-Cola Bottling Co. Consolidated (the “Company”) held its Annual Meeting of Stockholders on May 14, 2013.

(b) The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

Proposal #1 – Elect twelve directors:

Director Name	For	Withheld	Broker Non-Votes
J. Frank Harrison, III	45,968,033	1,380,471	1,285,970
H.W. McKay Belk	46,176,779	1,171,725	1,285,970
Alexander B. Cummings, Jr.	45,323,172	2,025,332	1,285,970
Sharon A. Decker	47,114,121	234,383	1,285,970
William B. Elmore	46,581,877	766,627	1,285,970
Morgan H. Everett	46,581,169	767,335	1,285,970
Deborah H. Everhart	46,543,826	804,678	1,285,970
Henry W. Flint	45,887,764	1,460,740	1,285,970
William H. Jones	47,208,868	139,636	1,285,970
James H. Morgan	46,185,662	1,162,842	1,285,970
John W. Murrey, III	47,204,550	143,954	1,285,970
Dennis A. Wicker	46,166,728	1,181,776	1,285,970

Proposal #2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2013:

For	Against	Abstain	Broker Non-Votes
48,552,053	62,495	19,926	-0-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: May 17, 2013	BY:	/s/ James E. Harris
James E. Harris
Principal Financial Officer of the Registrant
and
Senior Vice President, Shared Services
and
Chief Financial Officer